                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT




                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 August 11, 2000


                          POTTERS FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



OHIO                                        No. 0-27980                No. 34-1817924
(State or other jurisdiction          (Commission File Number)         (IRS Employer
of incorporation)                                                      Identification No.)

                     519 Broadway, East Liverpool, OH 43920
                    (Address of principal executive offices)



               Registrant's telephone number, including area code:
                                 (330) 385-0770


                                 Not applicable.
         (Former name or former address, if changed since last report.)

Items 1 - 4.  Not Applicable.

Item 5.  Other Events

On August 11, 2000, Potters Financial Corporation issued a press release announcing that its subsidiary, Potters Bank, is filing regulatory applications for approval to establish a full-service banking office in Beaver, Pennsylvania.

Item 6.  Not Applicable.

Item 7.  Exhibits.

99.1 Press Release, dated August 11, 2000, issued by Potters Financial Corporation.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     POTTERS FINANCIAL CORPORATION


Date:  August 15, 2000               By: /s/ Edward L. Baumgardner
                                        --------------------------------------
                                        Edward L. Baumgardner
                                        President and Chief Executive Officer